SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 2, 1996

               CURTIS MATHES HOLDING CORPORATION
     (Exact name of Registrant as specified in its charter)

        Texas                       2-93668-FW          75-1975147
(State or other jurisdiction of   Commission File      (IRS Employer
      incorporation)                  Number         Identification No.)

               10911 Petal Street,                   75238
                  Dallas, Texas                    (Zip Code)
        (Address of principal executive offices)

                                (214) 503-8880
              (Registrant's telephone number, including area code)
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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     In October of 1996, as previously reported, Registrant placed $1,625,000 of its Series J Preferred Stock pursuant to the exemption from registration provided by SEC Rule 903. In conjunction with this placement, Registrant also issued to the Series J Preferred Stock holders, pursuant to the exemption from registration provided by SEC rule 903, warrants exercisable into a total of 1,165,101 of Registrant's Common Stock at an exercise price of $1.75 per share. None of these warrants have been exercised to date and the warrants have various expiration dates ranging from October 2 through October 28, 1997.

      In September of 1996, as previously reported, in consideration of a $10 million line of credit extended to Registrant, Registrant issued warrants (the "Warrants") pursuant to the exemption from registration provided by SEC Rule 903, which were exercisable into 3,200,000 shares of Registrant's Common Stock. The Warrants were issued to accredited investors in an offshore transaction as defined in Rule 903. The Warrant holders of Warrants exercisable into 2,000,000 shares of Registrant's Common Stock have previously exercised their Warrants, as previously reported. On April 14, 1997 the other remaining Warrant holder consummated the exercise of its Warrants for 1,200,000 shares of Registrant's Common Stock at $1.15 per share, resulting in payment of gross aggregate proceeds of $1,380,000 to Registrant. Registrant paid aggregate finder's fees of $69,000 in connection with the transaction.

     There are currently 35,091,532 shares of Registrant's Common Stock outstanding.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Curtis Mathes Holding Corporation
                                   (Registrant)

                              By:  /s/ F. Shelton Richardson, Jr.
                                  F. Shelton Richardson, Jr.
                              Vice President - Chief Financial Officer
                              (Principal Financial and Duly Authorized
                               Officer)
Date:     April 23, 1997

                   CURTIS MATHES HOLDING CORPORATION

                         EXHIBIT INDEX

Exhibit                                                       Sequential
Number              Description of Exhibits                         Page

4.1       Articles of Incorporation of the Company, as amended (filed as Exhibit "4.1" to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 and
          incorporated herein by reference.)                         N/A

4.2       Bylaws of the Company, as amended (filed as Exhibit "3(ii)"
          to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated herein by
          reference.)                                                N/A

4.3 Form of Common Stock Certificate of the Company (filed as Exhibit "4.2" to the Company's annual report on Form 10-K for the fiscal year ended June 30, 1994 and incorporated
          herein by reference.)                                      N/A

4.4 Series J Preferred Stock terms and conditions (filed as Exhibit "4.2" to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 and
          incorporated herein by reference.)                         N/A

4.5*      Form of warrant issued in connection with Series J Preferred
          Stock.                                                       5

4.6 Form of warrant issued in connection with a Revolving Credit Agreement pertaining to a $10 million line of credit (filed as Exhibit  "4.6"  to  the  Company's Current
          Report on Form 8-K dated  March 14, 1997  and  incorporated
          herein by reference.)                                      N/A

4.7 Form of subscription agreement for warrants executed in connection with a Revolving Credit Agreement pertaining to a $10 million line of credit (filed as Exhibit "4.7" to the Company's Current Report on Form 8-K dated March 14,
          1997 and incorporated herein by reference.)                N/A
_______________
*  Filed herewith.